Exhibit 99.1

 Investor Presentation  December 2025  Driving Value in Therapeutic and Aesthetic Dermatology   NASDAQ: SSKN

 Safe Harbor Statement  2  This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors.   All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements regarding product development, product extensions, product integration or product marketing; any statements regarding continued compliance with government regulations, changing legislation or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing. In addition, there are risks and uncertainties related to successfully integrating the products and employees of the Company, as well as the ability to ensure continued regulatory compliance, performance and/or market growth.  These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to, implied or expressed in the forward-looking statements.  The Company cautions readers not to rely on these forward-looking statements.  All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement.  The Company anticipates that subsequent events and developments will cause its views to change.  The information contained in this presentation speaks as of the date hereof and the Company has or undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Investment Highlights

STRATA
SKIN SCIENCES

- **Global leader in advanced laser and light-based devices delivering unmatched efficacy and safety for serious skin disorders**
- **Existing Business is Operationally Cashflow Positive**
  - Cash from operations in 2024 was $0.2M
  - Adjusting for 1x other income from the CARES Act of $0.9M and interest payments of $2.0M, the underlying cash from operations was $1.3M in 2024
- **TAM Increase of Greater than 3x on the Horizon**
  - Historic CPT code expansion to unlock >30 million in covered potential patients goes into effect January 2027
  - Indications for use include ~30 new indications for inflammatory and autoimmune skin disorders
- **Increased Reimbursement per Patient Could Significantly Enhance TAM Expansion**
  - The Company has submitted economic data to support an increase in reimbursement per treatment
- **LaserOptek Lawsuit Reduces Competition; Potential Multimillion $$ Damages Could Significantly Bolster Cash Position**
  - Strata sued LaserOptek for false advertising and unfair competition under the Lanham Act
  - Nov/2024 was awarded an injunction against LaserOptek

3

What We Do

STRATA SKIN SCIENCES

XTRAC®
LIVE CLEAR. LIVE FREE.

The **XTRAC** excimer laser delivers a highly targeted therapeutic beam of UVB light to treat multiple **autoimmune disease conditions (e.g. Psoriasis, Vitiligo).**[1-3*] Quick and virtually painless without the troublesome side effects of other treatment options, it's simply a better way to long-lasting results.[4-8*]

VTRAC®
LIVE CLEAR. LIVE FREE.

The **VTRAC Excimer Lamp System** is a state-of-the art device with a water-cooled handpiece for maximum irradiance at 308nm. A light source, as opposed to a laser, VTRAC offers the targeted, therapeutic efficacy demonstrated by Excimer lasers, with the simplicity of design and reliability of a lamp system.

TheraClear®X
ACNE THERAPY SYSTEM

TheraClear®X is a non-invasive, in-office **acne treatment system** specifically designed for the treatment of **mild-to-moderate acne**. TheraClearX's **photopneumatic technology** combines vacuum with broadband light delivered through a liquid cooled hand-held delivery system.

4

*1-8 see references section

 Key Metrics  3  Stock Symbol  NASDAQ: SSKN  Stock Price (as of 12/8/25)  $1.38  Shares Outstanding (as of 9/30/25)  4.2M   Market Cap   $8.2M  Cash & Equivalents*   $7.1M  Debt*  $15.3M  Enterprise Value   $16.4M  Options*  Warrants*  725,976 @ $6.13 WAEP  80,000 @ $8.80 WAEP  Inside Ownership (%):  27%  * As of 9/30/2025

 Business Model  Recurring Revenue Business Model  Revenue achieved through fee-per-use-based recurring procedures  Reimbursed per procedure by Medicare and private payers  Partnership - Recurring revenue driven by services that include turnkey practice solutions:  No upfront capital expense  DTC marketing patient sourcing and education  Co-pay and reimbursement support  Field service technical support  Clinical training  Proprietary Elevate 360 practice development consulting  Goals for 2025 and Beyond  Expand reimbursed indications for use  Improve operational efficiencies   Higher gross margins  Expand revenue per device = higher recurring revenues  Achieve positive EBITDA   Grow positive cash flow from operations  Establish strong foundation for potential M&A transaction   6

 ~1,000 Membership Agreements with Dermatology Providers Across the U.S.  7  Overview  838 Partner XTRAC® clinics + >150 sold XTRAC® devices  161 TheraClear®X clinics  5 Regions / 22 Sales Territories / 1 National Accounts Manager / National Capital Manager  14 Field Service Techs  In-house call center and insurance benefits team  6 Clinical Specialists

XTRAC® Adds (Delegated)* Reimbursed Recurring Revenue for Dermatology Partners

PARTNER VALUE OF AN XTRAC PATIENT

16 Number of Treatments per patient **x** **$155.27** Average Revenue Per Treatment[3] **=** **$2,492**

MEDICARE REGION: NATIONAL AVERAGE

Cpt Code	Description	2025 National Average Medicare Payment Rate[1]
96920	Excimer laser treatment for psoriasis; total area less than 250 sq. cm	$136.83
96921	Excimer laser treatment for psoriasis; total area 250 sq. cm to 500 sq. cm	$146.21
96922	Excimer laser treatment for psoriasis; total area over 500 sq. cm	$182.76

XTRAC LASER PHYSICIAN PARTNER UTILIZATION RATES:

# of Patients on XTRAC Treatments/ Year (Psoriasis/ Vitiligo/ Atopic Dermatitis)	25	50	100
Average # of Treatments / Patient / Year[2]		16	
Total # of Treatments / Year	400	800	1600
Average Revenue Per Treatment[3]		$155.27[3]	
Physician Gross Revenue (Annual)	**$62,107**	**$124,213**	**$248,427**

1 Specific Medicare payment rates vary depending on geographic indices assigned by Medicare. 2 At 20 (or 30) treatments per week, this represents 10 (or 15) patients in treatment (two treatments per week) at any one time.
3 Patient mix assumption: % of Patients with CPT Code 96920 (<250cm2): 33.33%; % of Patients with CPT Code 96921 (250-500cm2): 33.33%; % of Patients with CPT Code 96922 (>500cm2): 33.33%

8
0800-8619

STRATA SKIN SCIENCES

 TheraClear®X Adds (Delegated)* Reimbursed Recurring Revenue for Dermatology Partners  9  1 Specific Medicare payment rates vary depending on geographic indices assigned by Medicare.   Cpt Code  Description  2025 National Average Medicare Payment Rate1  10040  Acne Surgery, which Involves the opening or removal of multiple milia, comedones, cysts and pustules.  $112.57  MEDICARE REGION: NATIONAL AVERAGE  # of Acne Patients on THERACLEARX Treatments/ Year  100  200  300  Average # of Treatments / Patient  6  Total # of Treatments / Year  600  1200  1800  Average Revenue Per Treatment  $112.57  Physician Gross Revenue (Annual)  $67,542  $135,084  $202,626  THERACLEARX PHYSICIAN PARTNER UTILIZATION RATES:  PARTNER VALUE OF A THERACLEARX PATIENT  Number of Treatments per patient  Average Revenue Per Treatment3  6  $112.57  $675.42  x  =  0800-8619

 Financial Metrics  10   (All numbers below in $'000s except for U.S. Installed Base)  *G&A reduced by ~$1.8M for 1x accrual of state sales tax

 Diverse Dermatology Market OpportunitiesPsoriasis - $20.1B1, Vitiligo - $1.2B2, Eczema - $11.8B3, Acne - $5.5B4  11  30M Patients in the U.S.  Psoriasis – 8M / Vitiligo - 5M / Eczema - 18M  Fortune Business Insights Market Report 2019; 2016-2018 historical, 2019 base year, 2020-2027 projected  Fortune Business Insights Market Report 2018; 2015-2017 historical, 2018 base year, 2019-2026 projected  Market Data Forecast Analysis Report 2020; 2020 base year, 2021-2026 projected  Strata Skin Sciences  50M+ Acne Patients in the U.S.

 STRATA – Expansion and Growth   Leverage Strata’s Unique and Proven Business Model  Best-in-class devices  Recurring revenue driven by DTC and internally-driven, growing installed base  Turn-key services suite for practices without an upfront capital spend  Elevate 360 Consulting - Optimizing growth through Recurring Revenue per Device  DTC marketing in U.S. with potential 40% revenue increase /device  More rigorous sales and marketing strategy  Focused growth initiatives targeting double digit revenue growth and positive cash flow  12

Newly Expanded Indications & Enhanced Reimbursement Unlocking Growth

In May 2025, the AMA CPT Editorial Panel revised CPT codes, enabling reimbursement for 30 new indications with its the XTRAC excimer laser

Triples Strata's XTRAC Addressable Patient Population

- **From ~10M (psoriasis only**) to **30M+ patients covering all Inflammatory Skin Diseases, including vitiligo, atopic dermatitis, alopecia areata, and more**, effective 1/1/27

Increases Economic Value for both Providers & Strata

- Clear Path to Value: **Bigger patient pool** & **improved economics for providers and Strata**
- **Higher per-procedure revenue potential** from proposed increases for device-related practice expense values

1) May 2025: CPT ® Editorial Summary of Panel Actions | AMA
2) AMA accepted CPT code revision is effective from 1/1/202

13

STRATA SKIN SCIENCES

 Value Drivers  2025 Initiatives To Increase Growth In Recurring Revenue Per Device In The U.S. Market  14  Emphasis on higher per practice performance through improved patient lead-to-procedure conversion and high touch, value-add support services i.e., reimbursement administration, scheduling, and enhanced process efficiencies   Strategic Placements - Reduce lower performing practices, redistributing devices among growing  Greater Efficiency and Treatment Capacity - Enhanced turn-key marketing, administration and reimbursement  More rigorous sales and marketing strategies and processes  Increased revenue/device - Emphasis on DTC marketing (social media advertising) in U.S.  Initiatives could collectively grow revenue by double digit percent

 Turn-Key Solutions to Ensure Practice Success  15  No upfront capital expense; fee-per-use business model  Complete business solution includes a suite of value-added support services to maximize practice’s success  Clinical Support  Reimbursement Support  Call Center Support  Field Service Support  Consumables and Parts  Device Upgrades  Co-pay Support  DTC Marketing  PartnershipProgram

 Unique Go-to-Market Strategy  16  Partners supported through a complete business solution model  PE-backed Group Partnership accounts represent 37% of XTRAC domestic recurring accounts

 Co-op Marketing And Practice-generated Content Creates Additional Awareness  17  Branded promotional materials for in-office use & patient awareness  Patient Brochures  Counter Cards  Waiting Room Videos  Digital branded assets for practice web page & social media platforms  Email Blasts  Social Media Posts  Program Awareness Co-Op Advertising  Mailers/Postcards

DTC Advertising Generates Direct and Indirect Appointments in Partner Clinics

STRATA
SKIN SCIENCES

PATIENT JOURNEY

1. Patients see XTRAC ad on Facebook, Google and Instagram
2. Click on the ad to go to an XTRAC page and leave their contact information
3. In-house call center team confirms appointment and insurance benefits
4. Patients show in the office
5. Prescribed XTRAC
6. ✓ Start XTRAC




FDA-approved Psoriasis Laser Treatment. In clinical trials, most people saw at least 75% improvement and even 95% clearance in just 4 weeks. Covered by all major insurances, Medicare & Medicaid.
XTRAC
XTRAC PSORIASIS TREATMENT
XTRAC Psoriasis Treatment
Virtually no side effects.
Learn More

50,000+ patients see an XTRAC everyday.

18

 DTC Core Driver for Recurring Revenue  19  DTC drives patient population in the  clinic at a 2:1 ratio, increasing organic prescribed patients   (Halo Effect).

   Domestic XTRAC® Installed Base Growth Drivers  838  2,361  358  As of 9/30/2025  Signed strategic expansion into group clinic rollups  Within the 43 groups:  90 TheraClear®X devices  Penetration grew from 86 in 2018 to 358 in 2024  Group partnership accounts represent 37% of XTRAC® domestic recurring revenue  XTRAC®Partners  GroupClinics  20  Representative PE Backed Groups:  Over 250 comeback opportunities of existing excimer laser owners  Increased penetration into facility locations (e.g. Kaiser, VA, and Mt. Sinai)

 3Q25 Financial Highlights  21  Revenue  Total revenue $6.9M (-21% YOY) vs. $8.8M 3Q24, primarily due to challenging international markets; underlying demand remains strong across regions and growth expectations remain  Global net recurring revenue $5.5M (+3% YOY)   US gross recurring billings per device of $5,981 (+8.5% YOY)  XTRAC gross US recurrent billings $4.8M (+3% YOY) vs. $4.6M 3Q24  Equipment revenue of $1.3M (-60% YOY)  Gross Profit  Gross profit $4.2M (60% of revenue) vs. $5.3M 3Q24. Gross margin was flat YOY  Operating Expenses  Operating expenses $5.4M (-21% YOY) from 3Q24.   Cash  $7.1 M cash as of September 30, 2025

 International Sales Operations  India  Israel  S. Korea Japan  China  Bahrain, Iraq, Jordan, Kuwait, Qatar, Oman, Saudi Arabia, UAE  Mexico  In-house Head of International Sales  51 international partner XTRAC® clinics (S. Korea, Japan) as of September 2025  Capital equipment sales preferred model rather than U.S. turn-key   Usage per device higher than in U.S. market  TheraClear®X equipment sales opportunity  Latin America & European markets untapped  Total International Install Base >1,700 devices  Markets added in 2023  STRATA’s international markets  22  ($000s)  International Sales

 Affiliated Academic Institutions  STRATA has placed over 50 XTRAC® machines in residency programs across academic institutions  23  Affiliated Academic Institutions  STRATA devices are available at over 50 academic institutes that offer dermatology residency programs  23

 XTRAC for Psoriasis, Vilitigo, and Eczema

 XTRAC®: Overview  Safe, effective treatment  350+ peer-reviewed clinical studies  Psoriasis treatment is the number 1 domestic use for XTRAC® lasers – 80% of treatments  Opportunities exist for expanding use for other approved indications like vitiligo and eczema  Clinical support team focused on:  In-office training  Best practices  25

Indicated for Chronic Dermatological Diseases

PSORIASIS	VITILIGO	ATOPIC DERMATITIS
		
~7.5 million	**~2–3 million**	**~16.5 million**
adults in the US[1,a]	adults in the US[2]	adults in the US[3]

Visible skin disorders can limit healthy psychosocial development and have profoundly negative consequences on quality of life[3-5]

1. Armstrong AW et al. *JAMA Dermatol.* 2021;157(8):940-946. a Includes people 20 years of age and older.
2. Gandhi K et al. *JAMA Dermatol.* 2022;158(1):43-50.
3. Fuxench ZCC et al. *J Invest Dermatol.* 2019;139(3):583-590.
4. Elbuluk N, Ezzedine K. *Dermatol Clin.* 2017;35:117-128. 5. Armstong AW, Read C. *JAMA.* 2020;323(19):1945-1960.

26

STRATA SKIN SCIENCES

Induces Apoptosis of T cells and Keratinocytes in Psoriatic Plaques

Psoriasis: Autoimmune disease that causes the skin to regenerate faster than normal; characterized by red, itchy scaly patches

XTRAC® Targeted 308nm UVB



T cell
Induces apoptosis in T cells and keratinocytes[1]
Keratinocytes

XTRAC® Psoriasis Clinical Protocol - 6.2 treatments to PASI* 75



Baseline
After 2 tx
After 4 tx

***PASI –** A 75% reduction in the Psoriasis Area and Severity Index (PASI) score (PASI 75) is the current benchmark of primary endpoints for most clinical trials of psoriasis Tx- treatments

1. Abrouk M et al. *Psoriasis Targets Ther*. 2016;6:165-173. 2. Esmat S et al. *Dermatol Clin*. 2017;35:171-192. 3. Oh CT et al. *Lasers Surg Med*. 2016;48(6):629-637.

27

Induces Melanocyte Proliferation and T cell Apoptosis in Vitiligo Patches

STRATA SKIN SCIENCES

Vitiligo: An autoimmune condition due to a loss of melanocytes, characterized by white patches of skin losing its pigment


XTRAC® Targeted 308nm UVB
T cell
Melanocyte
Stimulates melanocyte proliferation and induces T cell apoptosis2

XTRAC® Vitiligo Clinical Protocol - >75% repigmentation in less than 20 treatments[1]


Baseline
After 18 tx
After 21 tx

Long lasting results

- ✓ No pigment loss during 2-year follow-up[2]
- ✓ 80% facial repigmentation retention at 3-year follow-up[3]

1. Shi Q et al. *Photodermatol Photoimmunol Photomed.* 2013;29(1):27-33. 2. Esposito M et al. *Clin Exp Dermatol.* 2004;29:133-137. 3. Hong SB et al. *J Korean Med Sci.* 2005;20:273-278
2. Hadi S et al. *Photomed Laser Surg.* 2006; 24(3):354-357
3. Sethi S, Silverberg NB. *J Drugs Dermatol.*2022;21(7):773-775.

28

 Source: National Psoriasis Foundation  XTRAC® is a Preferred Treatment for 90% of Psoriasis Patients (<10% BSA)  29

 Has Clinical and Economic Competitive Advantage  30  XTRAC®  NB-UVB  Topical Steroids  Non-Biologic Systemics  Biologics  Approximate Costs ($)  1K-3K  3K-9K  1K-7K  1K  32K-68K  Clinical Outcomes  92%  71%  75%  48%  50-70%  Speed of Onset  5  10  3  14  12  Days of Actual Care  18  80  294  52  12-65  Remission   2.5 Months  Continued with maintenance  Continued with maintenance  Continued with maintenance  Continued with maintenance  Adverse Events   Mild Temp  Mild Temp  Mild-Mod  Temp –Lasting  Mild-Severe  Temp – Lasting  Mild-Severe  Temp – Lasting  Marchetti A, Bhutani T, Lockshin B, Siegel DM, Behringer F. Therapies for Psoriasis: Clinical and Economic Comparisons. J Drugs Dermatol. 2020 Nov 1;19(11):1101-1108. doi: 10.36849/JDD.2020.5510. PMID: 33196750

 TheraClearXfor Acne

 TheraClear®X: Overview  Safe, effective treatment  Peer-reviewed clinical studies  Opportunities exist for expanding use for expanding the installed base to clinics using reimbursed acne surgery procedures  Clinical support team focused on:  In-office training  Best practices  32

Acne is the Most Common Skin Condition in Dermatology


#1
skin disease in the US1

- **Up to 50 Million Americans** affected annually[2]
- **~85%** of all adolescents experience some degree of acne from the ages of 12 to 24 years[3]
- **>50%** of US women experience acne in their 20s[4]
- Acne occurring in adults is increasing[5]

1. Bickers DR et al. J Am Acad Dermatol. 2006;55:490-500.
2. Tan JKL, Bhate K. Br J Dermatol. 2015;172 (Suppl 10:3-12.
3. White GM. J Am Acad Dermatol. 1998;39:S34-S37.
4. Collier CN et al. J Am Acad Dermatol. 2008;58:56-59.
5. Holzmann R, Shakery K. Skin Pharmacol Physiol. 2014;27 (Suppl 1):3-8.

33

STRATA SKIN SCIENCES

Photopneumatic Technology Combines VACUUM with PULSED BROADBAND LIGHT

- Clears bacteria and follicular contents from pilosebaceous unit, C acnes are removed both mechanically and thermally from the active acne lesion. Reduces sebum production





Place
Extract
Treat
Complete
contact with treatment area
cleans pores by extracting sebaceous and follicular material light activates porphyrins to **directly reduce C acnes** and sebum production skin normalizes upon completion



Baseline



After 4 treatments

1. Photos courtesy of Suneel Chilukuri, MD.

34

Addresses Limitations of Existing Acne Therapies

STRATA SKIN SCIENCES

TheraClear®X

- ✓ Comfortable in-office treatment with no down-time
- ✓ Visible improvement of acne lesions as early as after second treatment
- ✓ Visible improvement of skin texture, pore size, and perilesional erythema after the first few treatments

Systemic and topical acne treatments

- × Are often associated with poor adherence due to forgetfulness, inconvenience, and adverse effects[1,2]
- × Typically require 3 to 6 weeks to achieve visible improvement[3]
- × Can be associated with skin dryness, irritation, burning, and bleaching effects[2]

Treatment regimen

Initiation
4 to 6 treatments, scheduled 1-2 weeks apart

Maintenance
1 to 2 months apart as needed

Procedure

~15 minutes per treatment

No pre-treatment with topical analgesics

Comfortable with **no down time**

Can be **delegated** (depending on state laws)

Time to improvement

Visible improvement of acne lesions **as early as after second treatment**

Visible improvement of skin texture, pore size, and perilesional erythema **after the first few treatments**

1. Snyder S et al. Am J Clin Dermatol. 2014;15(2):87-94. 2. Tuchayi SM et al. Patient Pref Adherence. 2016;10:2091-2096 3. Fox L et al. Molecules. 2016;21:1063. doi:10.3390/molecules21081063. 4. Data on file. STRATA Skin Sciences.

35

 Seasoned Management Team  Sales and Operational Dermatology Experience  Chief Executive Officer  Dr. Dolev Rafaeli  V.P. Finance  John Gillings  Chief Operating Officer Shmuel Gov  36

Investment Highlights

STRATA SKIN SCIENCES

- **Global leader in advanced laser and light-based devices delivering unmatched efficacy and safety for serious skin disorders**
- **Existing Business is Operationally Cashflow Positive**
  - Cash from operations in 2024 was $0.2M
  - Adjusting for 1x other income from the CARES Act of $0.9M and interest payments of $2.0M, the underlying cash from operations was $1.3M in 2024
- **TAM Increase of Greater than 3x on the Horizon**
  - Historic CPT code expansion to unlock >30 million in covered potential patients goes into effect January 2027
  - Indications for use include ~30 new indications for inflammatory and autoimmune skin disorders
- **Increased Reimbursement per Patient Could Significantly Enhance TAM Expansion**
  - The Company has submitted economic data to support an increase in reimbursement per treatment
- **LaserOptek Lawsuit Reduces Competition; Potential Multimillion $$ Damages Could Significantly Bolster Cash Position**
  - Strata sued LaserOptek for false advertising and unfair competition under the Lanham Act.
  - Nov/2024 was awarded an injunction against LaserOptek

37

References

1. XTRAC 510K Summary. Published January 14, 2020.

2. Niwa Y, Hasegawa T, Ko S, et al. Efficacy of 308-nm excimer light for Japanese patients with psoriasis. *J Dermatol*. 2009;36(11):579-582.

3. Feldman SR, Mellen BG, Housman TS, et al. Efficacy of the 308-nm excimer laser for treatment of psoriasis: Results of a multicenter study. *J Am Acad of Dermatol*. 2002;46(6):900-906.

4. Taneja A, Trehan M, Taylor C. 308-nm Excimer Laser for the Treatment of Psoriasis –Induration-Based Dosimetry. *Arch Dermatol*. 2003;139(6):759-764.

5. Menter A, Gottlieb A, Feldman SR, et al. Guidelines of care for the management of psoriasis and psoriatic arthritis. Section 1. Overview of psoriasis and guidelines of care for the treatment of psoriasis with biologics. *J Am Acad of Dermatol*. 2008;58:826-50.

6. Menter A, Korman NJ, Elmets CA, et al. Guidelines of care for the management of psoriasis and psoriatic arthritis. Section 4. Guidelines of care for the management and treatment of psoriasis with traditional systemic agents. *J Am Acad of Dermatol*. 2009;61:451-85

7. Menter A, Korman NJ, Elmets CA. Guidelines of care for the management of psoriasis and psoriatic arthritis. Section 3. Guidelines of care for the management and treatment of psoriasis with topical therapies. *J Am Acad of Dermatol*. 2009;60:643-59.

8. Fikrle T and Pizinger K. The use of the 308 nm excimer laser for the treatment of psoriasis.

38

For More Information   Investor Contact:  CORE IR  516-222-2560  IR@strataskin.com  www.strataskinsciences.com  Thank You.

 APPENDIX

 Provider engagement and education and through conferences/ webinars  41  AAD  Global Vitiligo Foundation  CalDerm  Fall Clinical

 Acquisitions to Drive Top-line Growth  January 2022  August 2021  $3.7M Acquisition  Minimal acquisition cost compared to exclusivity in external laser market  $1M Acquisition  Adds attractive business segment to address $5.5B acne market  42

 Example – NYC Metro Area XTRAC® Placements and DTC Leads (2H24)   43  Metro NYC XTRAC® installed base   Metro NYC 2H24 DTC Patient Leads

 Psoriasis Case Study: Patient I.B., Lewisburg, PA  44  Treatment Room  After  Before